UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2018

DESTINATION XL GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-34219	04-2623104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Turnpike Street, Canton, Massachusetts		02021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 828-9300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

On June 20, 2018, the Compensation Committee of the Board of Directors of Destination XL Group, Inc. (the “Company”) approved the Destination XL Group, Inc. Second Amended and Restated Long-Term Incentive Plan (the “LTIP”), in which the Company’s executives (including its Named Executive Officers) and certain other members of management are eligible to participate.

The amended LTIP, among other things:

•

extends the performance period from two years to three years for grants beginning in fiscal 2018, and requires that performance targets must be established by the Compensation Committee no later than the expiration of 25% of the applicable performance period;

•

modifies the vesting period of time-based awards granted beginning in fiscal 2018 such that the awards will vest in four equal installments, with the first 25% vesting on the latter of one year from the date of grant or April 1 following the end of the first year of the applicable performance period, and each subsequent tranche vesting annually on April 1 thereafter.

•

modifies the vesting of time-based awards and performance-based awards in connection with a termination without cause or a resignation for good reason such that (i) if the participant’s employment is terminated in the first year of a performance period, the award is forfeited, and (ii) if the participant’s employment is terminated during the second or third year of a performance period, the participant shall receive a pro-rata portion of the time-based and performance-based awards;

•

modifies the vesting of time-based awards and performance-based awards with respect to a termination without cause or a resignation for good reason that occurs in connection with a change in control so that, with respect to any ongoing performance period at the time of termination, the vesting of time-based awards would be pro-rated for the applicable performance period and performance-based awards would be pro-rated at target for the applicable performance period; and

•

provides for a clawback from participants of gains resulting from the grant, vesting, exercise or payment of any award in the 12-month period preceding a termination of the participant for justifiable cause.

The foregoing description of the LTIP is qualified in its entirety by reference to the full text of the plan as amended, which is filed herewith as Exhibit 10.1 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.Description

10.1	Second Amended and Restated Destination XL Group, Inc. Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DESTINATION XL GROUP, INC.
Date:	June 22, 2018	By:	/s/ Robert S. Molloy
Robert S. Molloy
Senior Vice President, Chief Administrative Officer, General Counsel and Secretary